UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/14/2004

QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-14837

DE	75-2756163
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

777 West Rosedale, Suite 300
Fort Worth, TX 76104
(Address of Principal Executive Offices, Including Zip Code)

817-665-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On October 14, 2004, we issued a press release announcing an operational update.

        A copy of the press release is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits.

       Exhibit Number and Description

       99.1      Press Release dated October 14, 2004

        The press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

Date: October 15, 2004.	By:	/s/ Bill Lamkin
Bill Lamkin
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated October 14, 2004